SUBSCRIPTION AGREEMENT

             THE SECURITIES, INCLUDING THE UNDERLYING SECURITIES, WHICH ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, (THE "ACT") OR UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION. THEY MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS THAT TERM IS DEFINED IN REGULATION S UNDER THE ACT), UNLESS THEY ARE REGISTERED UNDER THE ACT AND UNDER THE LAWS OF THE STATES WHERE EACH SALE IS MADE, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE IN THE OPINION OF COUNSEL TO THE HOLDER THEREOF SATISFACTORY TO THE COMPANY AND ITS COUNSEL.


BALMORE FUNDS S.A.
Francois Morax
P.O. Box 4603
Zurich, Switzerland 8022
Fax No.: 011-411-201-6262


            You (the "Subscriber") hereby agree to purchase, and Sims Communications, Inc., a Delaware corporation (the "Company") hereby agrees to issue and to sell to the Subscriber, a convertible subordinated note of the Company in the principal amount of $500,000.00 and in the form annexed as Exhibit A (the "Note"), convertible in accordance with the terms thereof into shares of the Company's common stock (the "Company Shares"). (The Company Shares are sometimes referred to herein as the "Shares"). (The Note and the Company Shares are collectively referred to herein as, the "Securities"). Upon acceptance of this Agreement by the Subscriber, the Company shall issue and deliver to the Subscriber the Note against payment, by federal funds (U.S.) Wire transfer of the principal amount of the Note.

                    The following terms and conditions shall apply to this subscription

            1.    Subscriber's    Representations    and    Warranties.    The
Subscriber hereby represents and warrants to and agrees with the Company that:

                   (a) Information on Company. The Subscriber has been furnished with and has read the Company's registration statement on Form SB-2 as filed with the U.S. Securities and Exchange Commission (the "Commission") on July 23, 1997, and all of its Forms l0-KSB, l0-QSB and 8-K reports filed subsequent thereto, (collectively, with exhibits thereto, hereinafter referred to as the "Reports"). In addition, the Subscriber has received from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested, and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities (such information in writing is collectively, the "Other Written Information").

                  (b) Information on Subscriber. The Subscriber is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities.

                    (c) Site and Condition of Sale. The Subscriber is not a U.S. Person (as that term is defined in Exhibit B attached hereto). At the time of the buy order and execution of this Agreement by the Subscriber, Subscriber was outside the U.S. The Subscriber acknowledges that neither the Subscriber, its affiliates or persons acting on its behalf nor the Company solicited this offer to purchase the Securities within the United States and that the sale of the Note and Company Shares will not take place within the United States (for this purpose, the "United States" means the Unites States of America, its territories and possessions, and any state of the United States and the District of Columbia). The Subscriber also acknowledges that the Securities have not been registered under the laws of any other country or jurisdiction and that the Company takes no responsibility for complying with any such laws, the Subscriber agrees to comply with all applicable securities laws in connection with any subsequent disposition of such Securities.

                    (d)  Investment  Intent.  The  Subscriber  is  subscribing for the  Securities  for its own  account  and benefit and not as a nominee or for the account of any other person or entity or any U.S. Person. To the best knowledge of the Subscriber, there are no distributors Participating in this offering. The Subscriber has no present intention of selling or distributing the Securities or any part thereof. The Subscriber has sufficient financial resources to hold the Securities for an indefinite period of time.

                  (e) No Market Manipulation; Short Sales. The Subscriber has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in a manipulation of the price of the Company Shares, including making, or causing to be made, any short sales of the Company's common stock during the Restricted Period, as defined in Section 4 hereof, or thereafter more than two (2) business days prior to a conversion.

                  (f) No Offer in United States. No offer to buy the Securities was made to the Company by the Subscriber in the United States.

                  (g)    No   Pre-Arranged   Transaction.   The   transactions
contemplated by this Agreement:

                          (i) Have not been  pre-arranged with a purchaser who
is in the United States or is a U.S. Person; and

                          (ii)are not part of a plan or  scheme  to evade  the
registration provisions of the Act.

                  (h) No Directed Selling Efforts in Regard to this Transaction. Neither the Subscriber, nor to the best knowledge of the Subscriber, the Company nor any person acting for the Subscriber, the Company or any distributor has conducted any "directed selling efforts" as that term is defined in Regulation S. Such activity includes, without limitation, but is not limited to the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of Securities.

                    (i) Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

            2.    Company   Representations   and   Warranties.   The  Company
represents and warrants to and agrees with the Subscriber that:

                  (a) Due Incorporation. The Company and each of its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware.

                  (b)    Outstanding   Stock.   All  issued  and   outstanding
shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

                  (c) Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

                  (d) Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company's common
stock  and  no  outstanding  rights,   warrants  or  options  to  acquire,  or
instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company, except as described in the Reports or Other Written Information.

                  (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates is required for execution of this Agreement, including, without limitation, issuance and sale of the Note and the issuance of the Shares upon any conversion of the Note or the performance of obligations hereunder.

                  (f) No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Paragraph 1 are true and correct and the Subscriber complies with its obligations under this Agreement, neither the sale of the Note nor any conversion of the Note, nor the issuance of the Company Shares upon any conversion of the Note nor the performance of its obligations under this Agreement by the Company will:

                          (i) violate,  conflict with,  result in a breach of,
or constitute a default (or an event which with the giving of notice of the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation, charter or bylaws of the Company, or any of its affiliates, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company, or any of its affiliates of any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates or over the properties or assets of the Company, or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company, or any of its affiliates is a party, by which the Company, or any of its affiliates is bound, or to which any of the properties of the Company, or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party; or

                          (ii)result  in the  creation  or  imposition  of any
lien, charge or encumbrance upon the Securities or any of the assets of the Company, or any of its affiliates.

                  (g)    The Securities.  The Securities upon issuance:

                         (i)  are, or will be, free and clear of any  security
interests, liens, claims or other encumbrances;

                          (ii)have  been,   or  will  be,   duly  and  validly
authorized and on the date of issuance and on the date payment for the Note is transmitted to the Company (hereinafter the "Closing Date") or the Conversion Date as such term is defined in the Note (hereinafter the "Conversion Date"), as the case may be, the Note and Shares issuable upon conversion of the Note, will be duly and validly issued, fully paid and nonassessable;

                          (iii)   will  not  have  been   issued  or  sold  in
violation of any preemptive or other similar rights of the holders of any securities of the Company;

                          (iv)  will  not  subject  the  holders   thereof  to
personal liability by reason of being such holders; and

                          (v) the  Company  Shares,  are quoted on, and to the
best knowledge of Company will be, at the completion of the Restricted Period, eligible for trading on, the National Association of Securities Dealers Automated Quotations Systems ("NASDAQ") SmallCap Market.

                  (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would materially affect the execution by the Company or the performance by the Company of its obligations under this Agreement.

                  (i) No Directed Selling Efforts in Regard to this Transaction. Neither the Company nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conducted any "directed selling efforts" as that term is defined in Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the Securities.

                  (j) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Company Shares or affect the price at which the Company Shares are purchasable upon conversion of the Note.

                  (k) Reporting Company. The Company is a publicly held company whose common stock is (and has been for the past 90 days) registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") and is duly listed for trading on The NASDAQ SmallCap Market. Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Securities and Exchange Commission during the preceding twelve months.

                  (1) Information Concerning Company. The Reports and Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements set forth in the Reports, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports and Other Written

Information do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (m) Offer to Buy. No offer to buy the Note was made to the Company by any person in the United States.

                  (n)    Pre-Arranged     Transaction.     The    transactions
contemplated by this Agreement:

                         (i)  have not been  pre-arranged with a purchaser who
is in the United States or is a U.S. Person; and

                         (ii) are not part of a plan or  scheme  to evade  the
registration provisions of the Act.

                  (o) Stop Transfer. The Company has not issued, and will not issue any stop transfer order or other order impeding the sale and delivery of the Securities, or any underlying shares except as may be required by Regulation S, as same may be amended. No restrictive legend will be imprinted on the Company Shares except as may be required by Regulation S, as amended. Such legend will be a self-liquidating legend printed on a separate sheet of paper and stapled to the Company Shares but not imprinted directly on the share certificates. The Company's transfer agent will be instructed by the Company to deem the legend removed from the Company Shares on the 41st day after the Closing Date. The self-liquidating legend shall be as follows:

             "The Securities represented hereby have not been registered under the United States Securities Act of 1933, as amended (the "Act"), and until December 2, 1997 (41 days from the issue date of the Convertible Note, which such securities underlie) may not be offered or sold in the United States (as defined in Regulation S under the Act) or to, or for the account or benefit of U.S. Persons (as defined in Regulation S under the Act), and only then pursuant to registration under the Act or an exemption from the registration requirements of the Act and applicable state securities laws."

                  (p) Use of Funds. The proceeds of this subscription and an additional subscription accepted by the Company on or about the date hereof in the aggregate principal amount of $1,000,000 will be employed by the Company approximately as follows: calling card machine parts -$24,000; Debitlink Terminals - $472,500; EBT Development -$25,000; Taxes -$100,000; Payables -$137,000; Working Capital and Miscellaneous - $241,500.

                  (q) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Company otherwise notifies the

Subscriber prior to the Closing Date, shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

            3. Regulation S Offering. The sale of Securities hereby is being made pursuant to Rule 903(c)(2) of Regulation S, and is intended to comply with the provisions of Regulation S. The Securities have not been and will not be registered under the Act or under the securities laws of any state or jurisdiction of the United States ("State Laws"). On the Closing Date, the Company will provide an opinion acceptable to Subscriber from the Company's legal counsel opining on the availability of the Regulation S exemption as it relates to the offer and issuance of the Note, and conversion of the Note. A form of the legal opinion is annexed hereto as Exhibit C. Upon conversion of the Note, the Company Shares will be freely transferable on the books and records of the Company, except as may be required by Regulation S as same may be amended.

            4. Conversion of Note; Transfer of Securities. The Note will not be converted by Subscriber until at least the 41st day from the date the Subscriber purchases the Note. Neither the Note nor the Shares may be transferred or resold to any U.S. Person until the 41st day from the date the Subscriber purchases the Note (the "Restriction Period") and then only in accordance with the Act and applicable State Laws in the opinion of counsel of the holder thereof satisfactory to the Company and its counsel which will not be unreasonably withheld. The Subscriber agrees that it is solely responsible for compliance therewith with respect to any such transfer or resale. On the Closing Date, the Company will provide the opinion of its counsel described in Section 3 above, which opinion is acceptable to Company and its counsel.

            5. Reverse Split. The Company shall give the Subscriber not less than twenty (20) days' prior written notice of any proposed combination of shares or other reclassification or recapitalization of the common stock resulting in a reduction of the number of Shares issuable upon conversion of the Note, and the Subscriber shall have the right to consult with the Company with respect to such proposed combination or recapitalization.

            6. Legal Fees. The Subscriber shall be responsible for its own legal fees in connection with the review of this Subscription Agreement and Exhibits.

            7. Covenants of the Company. The Company covenants and agrees with the Subscriber to:

                   (a) use its best efforts to continue to comply with all applicable reporting requirements of the Exchange Act;

                   (b) refrain form engaging, and insure that none of its affiliates will engage, in any Directed Selling Efforts, as defined in Regulation S, with respect to the Securities;

                   (c)   advise   the    Subscriber,    promptly    after   it
receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending the use of any offering of any securities of the Company, or of the suspension of the qualification of the common stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

            8.    Covenants   of  the  Company  and   Subscriber   Regarding
                  Indemnifications.

                          (i)  The   Company   agrees   to   indemnify,   hold
harmless, reimburse and defend Subscriber against any claim, costs, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber which results, arises out of or is based upon (a) any misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or Reports or other Written Information; or (b) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder.

                         (ii) Subscriber  agrees to indemnify,  hold harmless,
reimburse and defend the Company at all times against any claim, costs, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon (a) any misrepresentation by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto; or (b) any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder.

            9.    Escrow  of  Shares.   In  order  to  fulfill  the  Company's
obligation to deliver the Company Shares upon conversion of the Note, the Company shall, deliver to Grushko & Mittman (the "Escrow Agent"), prior to the Closing Date 1,150,000 shares of Common Stock of the Company (the "Escrowed Shares") as described in Section 2(o) of this Subscription Agreement to be held in escrow, While held in escrow, the Escrowed Shares and any additional shares of Common Stock which may be later deliver by the Company to be held in escrow as set forth below shall not be deemed issued and outstanding for any purpose nor shall any holder of the Note have any voting or dispositive rights thereto. The certificate representing the Escrowed Shares shall not bear a restrictive legend or have a stop transfer order placed against it on the books of the Company's transfer agent except as may be required by Regulation S, as same may be amended. The terms and conditions of escrow shall be set forth in an escrow agreement in the form annexed as Exhibit D hereto (the "Escrow Agreement"). The Company shall deliver to the Escrow Agent, from time to time, at the request of the Subscriber within three (3) business days after notice to the Company of such request, such additional Company Shares in the form described in Section 2(o) of this Subscription Agreement, as would be necessary to allow conversion of the entire principal and interest of the Note at the then applicable
Conversion Price, as defined in Section 2 of the Convertible Note, and further subject to the terms of Section 2.1(b) of the Convertible Note.

            10.    Registration Rights: Procedure; Indemnification.

            10.1.  Registration Rights.

                  (a) If available under the securities laws in effect on the date of conversion, the shares of Common Stock issuable upon full or partial conversion of the Note shall be issued pursuant to Regulation S of the Act and shall be transferable and assignable pursuant to Regulation S. Provided the shares issued upon the conversion of the Note so then qualify, the Company acknowledges its obligation to issue the shares without any restrictive or other legend. The Company acknowledges that it is the Company's obligation to issue the Company Shares upon conversion of the Note, without any restrictive legend, as freely transferable shares on the books and records of the Company except as may be required by Regulation S, as same may be amended. Notwithstanding the foregoing, if in the reasonable judgment of the holder of the Note the Company Shares that may be acquired upon conversion of the Note cannot upon issuance, be resold in the United States without any holding period, restrictive legend or unless registered under the
Act:

                         (i)   On one  occasion,  for a period  commencing  41
days after the date hereof, but not later than two years from the date hereof, the Company, upon a written request therefor from any record holder or holders of more than 50% of the aggregate of the Company's shares issuable or issued on the conversion of the Notes which are still held by the Subscribers on the day the Shares are no longer transferable without any restrictive legend (the common stock of the Company issued and issuable on conversion of the Note being, the "Registrable Securities"), shall prepare and file with the SEC a registration statement under the Act covering the Registrable Securities which are the subject of such request. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within 20 days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 10.1. As a condition precedent to the inclusion of Registrable Securities, the holder thereof shall provide the Company with such information as the Company reasonably requests and the Holder shall enter into an appropriate underwriting agreement with the underwriter(s), if any, of the Registrable Securities. The obligation of the Company under this Section 10.1(a) (i) shall be limited to one registration statement.

                         (ii) If the Company at any time  proposes to register
any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities that may be acquired upon exercise of the Note for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscriber pursuant to an effective registration statement, each such time it will give at least 30 days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of the Registrable Securities, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller"). In the event that any registration pursuant to this Section 10.1 shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the forgoing provisions, the Company may withdraw any registration statement referred to in this Section 10.1 without thereby incurring any liability to the Seller.

                         (iii)  If,  at  the  time  any  written  request  for
registration is received by the Company pursuant to Section 10.l(a)(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account, such written request shall be deemed to have been given pursuant to Section 10.1(a) (ii) rather than Section 10.1(a)(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by
Section 10.l(a)(ii).

                         (iv) The Company  will include for  registration  all
of the Registrable Securities in the Company's pending registration statement filed with the Commission on Form SB-2. The Company will use its best efforts to keep such registration statement current until the later of the
Convertible Note being fully paid or sale by the Subscriber of the Registrable Securities without restriction on further resale.

            10.2. Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the Act, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided):

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to the Seller, and to each underwriter if any, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

                  (d) use its best efforts to register or qualify the Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller or, in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e)   list  the  Registrable   Securities  covered  by  such
registration statement with any securities exchange on which the Registrable Securities of the Company is then listed;

                   (f) immediately notify the Seller and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                   (g)  make  available  for  inspection  by the  Seller,  any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                   (h) at the request of the Holder, provided a demand for registration has been made pursuant to Section 10.1(a) (i) or a request for registration has been made pursuant to Section 10.1(a) (ii), the shares issuable upon the conversion of the unpaid note will be included in a registration statement filed pursuant to this Section 10.

            In the event of a firm commitment underwritten public offering in which the Registrable Securities are so included, the Company will use its best efforts to insure that any lockup, if any, requested by the managing underwriter of such Registrable Securities, not exceed 120 days after the effective date thereof.

            In connection with each registration hereunder, the Seller will furnish to the Company in writing such information with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to this Section 10 covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

            10.3. Expenses. All expense's incurred by the Company in complying with Section 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses". The Seller shall pay the fees of its own counsel, if any.

            The Company will pay all Registration Expenses in connection with each registration statement under Section 10. All Selling Expenses in connection with each registration statement under Section 10 shall be borne by the Seller in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all sellers thereunder may agree.

            10.4. Indemnification and Contribution.

                  (a) In  the  event  of a  registration  of  any  Registrable
Securities under the Act pursuant to Section 10, the Company will indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, the underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

                  (b) In the event of a registration of any of the Registrable Securities under the Act pursuant to Section 10, the Seller will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Act pursuant to
Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by the Seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the gross proceeds received by the Seller from the sale of Registrable Securities covered by such registration statement.

                   (c)  Promptly  after  receipt  by  an   indemnified   party
hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10.4(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.4(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.4(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                   (d) In order to provide for just and equitable contribution in the event of joint liability under the Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 10.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.4 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 10.4; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (A) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

            11. (a) For a period of 120 days from the Closing Date, the Company will not issue any equity, or convertible debt or other securities or conduct any public or private offering (other than to proceed with the current Form SB-2 registration statement) without the consent of the Subscriber, which shall not be unreasonably withheld.

                  (b) Right of First Refusal. Subject to the provisions of Section 11(a) hereof, and in any event, until six months from the Closing Date and for so long as any principal or interest of the Note are outstanding, the Subscriber shall be given not less than ten (10) business days prior written notice of any proposed sale by the Company of its common stock or other securities in offerings made pursuant to the provisions of Regulation D or Regulation S under the Act, or any other exemption from registration, whether state or federal. The Subscriber shall have the right during the ten (10) business days following the notice to purchase an amount of securities in the same proportion as being purchased in the aggregate offering to which this Subscription Agreement relates, of those securities proposed to be issued and sold, in accordance with the terms and conditions set forth in the notice of sale, provided that, in the case of securities offered pursuant to Regulation D, the Subscriber may purchase such securities pursuant to Regulation S if it is then not a U.S. Person, and such regulation is then available to the Company. In the event such terms and conditions are modified during the notice period, the Subscriber shall be given prompt notice of such modification and shall have the right during the original notice period or for a period of ten (10) business days following the notice of modification, whichever is longer, to exercise such right.

                   (c) Right of Participation. The Subscriber shall be given not less than thirty (30) days' prior written notice of any proposed public offering by the Company of its common stock. The Subscriber shall have the right during such thirty (30) day period to irrevocably subscribe for up to that percentage of the total number of Shares being offered by the Company in such public offering as equals the percentage obtained by dividing by the number of the Company Shares owned by the Subscriber immediately prior to such public offering together with such Common Shares issuable upon conversion of the Note, by the number of shares of the Company's outstanding common stock immediately prior to such public offering. This right of participation shall expire six months from the Closing Date, with respect to any public offering by the Company that has not commenced prior to such date.

            12.          Miscellaneous.

                  (a) Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the day telecopied (with copy mailed by regular, certified or registered mail, or overnight courier) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section: (i) if to the Company, to Sims Communications, Inc., 3333 South Congress Avenue, Suite 401, Delray Beach, Florida 33445, Attn: Melvin Leiner, President, telecopier number (561) 265-3601; and (ii) if to the Subscriber, to the name, address and telecopy number set forth on the first page hereof.

                   (b) Entire Agreement; Assignment. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

                   (c)  Execution.   This   Agreement   may  be   executed  by
facsimile transmission,  followed by delivery of an executed original copy.

                   (d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the United States of America and the State of Delaware. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Delaware or in the federal courts located in the state of Delaware. Both parties agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.

            Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                   Very truly yours,

                                   SIMS COMMUNICATIONS, INC.

                                   By:  /s/ Melvin Leiner, President & CEO

                                   Dated:  October 22, 1997
Accepted:

BALMORE FUNDS S.A.

By:  /s/                                     .

Dated as of October 22, 1997

                                  EXHIBIT B

                                 U.S. PERSON

1.    "U.S. Person" means:

      (i)   Any natural person resident in the United States;

      (ii)  Any   partnership   or  corporation   organized  or   incorporated
under the laws of the United States;

      (iii) Any  estate  of which  any  executor  or  administrator  is a U.S.
person;

      (iv)  Any trust of which any trustee is a U.S. person;

      (v)   Any  agency or branch of a foreign  entity  located  in the United
States;

      (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

      (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

      (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

2. Notwithstanding paragraph 1 of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

3.    Notwithstanding    paragraph    1,   any    estate    of    which    any
professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

      (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

      (ii)  The estate is governed by a foreign law.

4. Notwithstanding paragraph 1, any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S.

person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

5. Notwithstanding paragraph 1, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

6. Notwithstanding paragraph 1, any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

      (i)   The agency or branch operates for valid business reasons; and

      (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

7. The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

                           SUBSCRIPTION AGREEMENT


            THE SECURITIES, INCLUDING THE UNDERLYING SECURITIES, WHICH ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, (THE "ACT") OR UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION. THEY MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS THAT TERM IS DEFINED IN REGULATION S UNDER THE ACT), UNLESS THEY ARE REGISTERED UNDER THE ACT AND UNDER THE LAWS OF THE STATES WHERE EACH SALE IS MADE, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE IN THE OPINION OF COUNSEL TO THE HOLDER THEREOF SATISFACTORY TO THE COMPANY AND ITS COUNSEL.


AUSTOST ANSTALT SCHAAN
7440 Fuerstentum
Lichenstein Landstrasse 163
Fax No.: 011-431-534532895


     You (the "Subscriber") hereby agree to purchase, and Sims Communications, Inc., a Delaware corporation (the "Company") hereby agrees to issue and to sell to the Subscriber, a convertible subordinated note of the Company in the principal amount of $500,000.00 and in the form annexed as Exhibit A (the "Note"), convertible in accordance with the terms thereof into shares of the Company's common stock (the "Company Shares"). (The Company Shares are sometimes referred to herein as the "Shares"). (The Note and the Company Shares are collectively referred to herein as, the "Securities"). Upon acceptance of this Agreement by the Subscriber, the Company shall issue and deliver to the Subscriber the Note against payment, by federal funds (U.S.) wire transfer of the principal amount of the Note.

            The   following   terms  and   conditions   shall  apply  to  this
subscription.

            1.     Subscriber's    Representations    and   Warranties.    The
Subscriber hereby represents and warrants to and agrees with the Company that:

                   (a) Information on Company. The Subscriber has been furnished with and has read the Company's registration statement on Form SB-2 as filed with the U.S. Securities and Exchange Commission (the "Commission") on July 23, 1997, and all of its Forms l0-KSB, 10-QSB and 8-K reports filed subsequent thereto, (collectively, with exhibits thereto, hereinafter referred to as the "Reports"). In addition, the Subscriber has received from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested, and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities (such information in writing is collectively, the "Other Written Information").

                    (b) Information on Subscriber. The Subscriber is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities.

                    (c) Site and Condition of Sale. The Subscriber is not a U.S. Person (as that term is defined in Exhibit B attached hereto). At the time of the buy order and execution of this Agreement by the Subscriber, Subscriber was outside the U.S. The Subscriber acknowledges that neither the Subscriber, its affiliates or persons acting on its behalf nor the Company solicited this offer to purchase the Securities within the United States and that the sale of the Note and Company Shares will not take place within the United States (for this purpose, the "United States" means the Unites States of America, its territories and possessions, and any state of the United States and the District of Columbia). The Subscriber also acknowledges that the Securities have not been registered under the laws of any other country or jurisdiction and that the Company takes no responsibility for complying with any such laws, the Subscriber agrees to comply with all applicable securities laws in connection with any subsequent disposition of such Securities.

                    (d)  Investment  Intent.  The  Subscriber  is  subscribing for the  Securities  for its own  account  and benefit and not as a nominee or for the account of any other person or entity or any U.S. Person. To the best knowledge of the Subscriber, there are no distributors participating in this offering. The Subscriber has no present intention of selling or distributing the Securities or any part thereof. The Subscriber has sufficient financial resources to hold the Securities for an indefinite period of time.

                    (e) No Market Manipulation; Short Sales. The Subscriber has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in a manipulation of the price of the Company Shares, including making, or causing to be made, any short sales of the Company's common stock during the Restricted Period, as defined in Section 4 hereof, or thereafter more than two (2) business days prior to a conversion.

                    (f) No Offer in United States. No offer to buy the Securities was made to the Company by the Subscriber in the United States.

                    (g)  No   Pre-Arranged   Transaction.   The   transactions
contemplated by this Agreement:

                          (i)  Have not  been  pre-arranged  with a  purchaser
who is in the United States or is a U.S. Person; and

                          (ii) are not part of a plan or  scheme  to evade the
registration provisions of the Act.

                    (h) No Directed Selling Efforts in Regard to this Transaction. Neither the Subscriber, nor to the best knowledge of the Subscriber, the Company nor any person acting for the Subscriber, the Company or any distributor has conducted any "directed selling efforts" as that term is defined in Regulation S. Such activity includes, without limitation, but is not limited to the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of Securities.

                    (i) Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

            2.     Company   Representations   and  Warranties.   The  Company
represents and warrants to and agrees with the Subscriber that:

                    (a) Due Incorporation. The Company and each of its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware.

                    (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

                    (c) Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate
                                      3
power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

                    (d) Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company's common
stock  and  no  outstanding  rights,   warrants  or  options  to  acquire,  or
instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company, except as described in the Reports or Other Written Information.

                    (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates is required for execution of this Agreement, including, without limitation, issuance and sale of the Note and the issuance of the Shares upon any conversion of the Note or the performance of obligations hereunder.

                    (f) No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Paragraph 1 are true and correct and the Subscriber complies with its obligations under this Agreement, neither the sale of the Note nor any conversion of the Note, nor the issuance of the Company Shares upon any conversion of the Note nor the performance of its obligations under this Agreement by the Company will:

                          (i)  violate,  conflict with, result in a breach of,
or constitute a default (or an event which with the giving of notice of the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation, charter or bylaws of the Company, or any of its affiliates, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company, or any of its affiliates of any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates or over the properties or assets of the Company, or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company, or any of its affiliates is a party, by which the Company, or any of its affiliates is bound, or to which any of the properties of the Company, or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party; or

                          (ii) result in the  creation  or  imposition  of any
lien, charge or encumbrance upon the Securities or any of the assets of the Company, or any of its affiliates.

                    (g)  The Securities. The Securities upon issuance:

                          (i)  are,   or  will  be,  free  and  clear  of  any
security interests, liens, claims or other encumbrances;

                          (ii) have  been,   or  will  be,  duly  and  validly
authorized and on the date of issuance and on the date payment for the Note is transmitted to the Company (hereinafter the "Closing Date") or the Conversion Date as such term is defined in the Note (hereinafter the "Conversion Date"), as the case may be, the Note and Shares issuable upon conversion of the Note, will be duly and validly issued, fully paid and nonassessable;

                          (iii)   will  not  have  been   issued  or  sold  in
violation of any preemptive or other similar rights of the holders of any securities of the Company;

                          (iv)  will  not  subject  the  holders   thereof  to
personal liability by reason of being such holders; and

                          (v) the  Company  Shares,  are quoted on, and to the
best knowledge of Company will be, at the completion of the Restricted Period, eligible for trading on, the National Association of Securities Dealers Automated Quotations Systems ("NASDAQ") SmallCap Market.

                    (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would materially affect the execution by the Company or the performance by the Company of its obligations under this Agreement.

                    (i) No Directed Selling Efforts in Regard to this Transaction. Neither the Company nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conducted any "directed selling efforts" as that term is defined in Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the Securities.

                    (j) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Company Shares or affect the price at which the Company Shares are purchasable upon conversion of the Note.

                   (k) Reporting Company. The Company is a publicly-held company whose common stock is (and has been for the past 90 days) registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") and is duly listed for trading on The NASDAQ SmallCap Market. Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Securities and Exchange Commission during the preceding twelve months.

                    (1) Information Concerning Company. The Reports and Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements set forth in the Reports, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports and Other Written Information do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                    (m) Offer to Buy. No offer to buy the Note was made to the Company by any person in the United States.

                    (n)  Pre-Arranged     Transaction.     The    transactions
contemplated by this Agreement:

                          (i) have not been  pre-arranged with a purchaser who
is in the United States or is a U.S. Person; and

                          (ii)are not part of a plan or  scheme  to evade  the
registration provisions of the Act.

                    (o) Stop Transfer. The Company has not issued, and will not issue any stop transfer order or other order impeding the sale and delivery of the Securities, or any underlying shares except as may be required by Regulation S, as same may be amended. No restrictive legend will be imprinted on the Company Shares except as may be required by Regulation S, as amended. Such legend will be a self-liquidating legend printed on a separate sheet of paper and stapled to the Company Shares but not imprinted directly on the share certificates. The Company's transfer agent will be instructed by the Company to deem the legend removed from the Company Shares on the 41st day after the Closing Date. The self-liquidating legend shall be as follows:

             "The Securities represented hereby have not been registered under the United States Securities Act of 1933, as amended (the "Act"), and until December 2, 1997 (41 days from the issue date of the Convertible Note, which such securities underlie) may not be offered or sold in the United States (as defined in Regulation S under the Act) or to, or for the account or benefit of U.S. Persons (as defined in Regulation S under the Act), and only then pursuant to registration under the Act or an exemption from the registration requirements of the Act and applicable state securities laws."

                    (p) Use of Funds. The proceeds of this subscription and an additional subscription accepted by the Company on or about the date hereof in the aggregate principal amount of $1,000,000 will be employed by the Company approximately as follows: calling card machine parts - $24,000; Debitlink Terminals - $472,500; EBT Development - $25,000; Taxes - $100,000; Payables -$137,000; Working Capital and Miscellaneous - $241,500.

                    (q) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

            3. Regulation S Offering. The sale of Securities hereby is being made pursuant to Rule 903(c)(2) of Regulation S, and is intended to comply with the provisions of Regulation S. The Securities have not been and will not be registered under the Act or under the securities laws of any state or jurisdiction of the United States ("State Laws"). On the Closing Date, the Company will provide an opinion acceptable to Subscriber from the Company's legal counsel opining on the availability of the Regulation S exemption as it relates to the offer and issuance of the Note, and conversion of the Note. A form of the legal opinion is annexed hereto as Exhibit C. Upon conversion of the Note, the Company Shares will be freely transferable on the books and records of the Company, except as may be required by Regulation S as same may be amended.

            4. Conversion of Note; Transfer of Securities. The Note will not be converted by Subscriber until at least the 41st day from the date the Subscriber purchases the Note. Neither the Note nor the Shares may be transferred or resold to any U.S. Person until the 41st day from the date the Subscriber purchases the Note (the "Restriction Period") and then only in accordance with the Act and applicable State Laws in the opinion of counsel of the holder thereof satisfactory to the Company and its counsel which will not be unreasonably withheld. The Subscriber agrees that it is solely responsible for compliance therewith with respect to any such transfer or resale. On the Closing Date, the Company will provide the opinion of its counsel described in Section 3 above, which opinion is acceptable to Company and its counsel.

           5. Reverse Split. The Company shall give the Subscriber not less than twenty (20) days' prior written notice of any proposed combination of shares or other reclassification or recapitalization of the common stock resulting in a reduction of the number of Shares issuable upon conversion of the Note, and the Subscriber shall have the right to consult with the Company with respect to such proposed combination or recapitalization.

            6.     Legal Fees.  The Subscriber  shall be  responsible  for its
own  legal  fees  in   connection   with  the  review  of  this   Subscription
Agreement and Exhibits.

            7. Covenants of the Company. The Company covenants and agrees with the Subscriber to:

                    (a) use its best efforts to continue to comply with all applicable reporting requirements of the Exchange Act;

                    (b) refrain form engaging, and insure that none of its affiliates will engage, in any Directed Selling Efforts, as defined in Regulation S, with respect to the Securities;

                    (c) advise the Subscriber, promptly after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending the use of any offering of any securities of the Company, or of the suspension of the qualification of the common stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

            8.     Covenants  of  the  Company  and   Subscriber   Regarding
                    Indemnifications.

                         (i)  The Company agrees to indemnify,  hold harmless,
reimburse and defend Subscriber against any claim, costs, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber which results, arises out of or is based upon (a) any misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or Reports or other Written Information; or (b) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder.

                         (ii) Subscriber  agrees to indemnify,  hold harmless,
reimburse and defend the Company at all times against any claim, costs, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon (a) any misrepresentation by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto; or (b) any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder.

            9.  Escrow  of  Shares.   In  order  to  fulfill   the   Company's
obligation to deliver the Company Shares upon conversion of the Note, the Company shall, deliver to Grushko & Mittman (the "Escrow Agent"), prior to the Closing Date 1,150,000 shares of Common Stock of the Company (the "Escrowed Shares") as described in Section 2(0) of this Subscription Agreement to be held in escrow. While held in escrow, the Escrowed Shares and any additional shares of Common Stock which may be later deliver by the Company to be held in escrow as set forth below shall not be deemed issued and outstanding for any purpose nor shall any holder of the Note have any voting or dispositive rights thereto. The certificate representing the Escrowed Shares shall not bear a restrictive legend or have a stop transfer order placed against it on the books of the Company's transfer agent except as may be required by Regulation S, as same may be amended. The terms and conditions of escrow shall be set forth in an escrow agreement in the form annexed as Exhibit D hereto (the "Escrow Agreement"). The Company shall deliver to the Escrow Agent, from time to time, at the request of the Subscriber within three (3) business days after notice to the Company of such request, such additional Company Shares in the form described in Section 2(0) of this Subscription Agreement, as would be necessary to allow conversion of the entire principal and interest of the Note at the then applicable
Conversion Price, as defined in Section 2 of the Convertible Note, and further subject to the terms of Section 2.1(b) of the Convertible Note.

            10.    Registration Rights; Procedure; Indemnification.

            10.1.  Registration Rights.

                   (a) If available under the securities laws in effect on the date of conversion, the shares of Common Stock issuable upon full or partial conversion of the Note shall be issued pursuant to Regulation S of the Act and shall be transferable and assignable pursuant to Regulation S. Provided the shares issued upon the conversion of the Note so then qualify, the Company acknowledges its obligation to issue the shares without any restrictive or other legend. The Company acknowledges that it is the Company's obligation to issue the Company Shares upon conversion of the Note, without any restrictive legend, as freely transferable shares on the books and records of the Company except as may be required by Regulation S, as same may be amended, Notwithstanding the foregoing, if in the reasonable judgment of the holder of the Note the Company Shares that may be acquired upon conversion of the Note cannot upon issuance, be resold in the United States without any holding period, restrictive legend or unless registered under the
Act:

                          (i) On one  occasion,  for a  period  commencing  41
days after the date hereof, but not later than two years from the date hereof, the Company, upon a written request therefor from any record holder or holders of more than 50% of the aggregate of the Company's shares issuable or issued on the conversion of the Notes which are still held by the Subscribers on the day the Shares are no longer transferable without any restrictive legend (the common stock of the Company issued and issuable on conversion of the Note being, the "Registrable Securities"), shall prepare and file with the SEC a registration statement under the ct covering the Registrable Securities which are the subject of such request. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within 20 days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 10.1. As a condition precedent to the inclusion of Registrable Securities, the holder thereof shall provide the Company with such information as the Company reasonably requests and the Holder shall enter into an appropriate underwriting agreement with the underwriter(s), if any, of the Registrable Securities. The obligation of the Company under this Section 10.1(a)(i) shall be limited to one registration statement.

                          (ii)If the Company at any time  proposes to register
any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities that may be acquired upon exercise of the Note for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscriber pursuant to an effective registration statement, each such time it will give at least 30 days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of the Registrable Securities, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller"). In the event that any registration pursuant to this Section 10.1 shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the forgoing provisions, the Company may withdraw any registration statement referred to in this Section 10.1 without thereby incurring any liability to the Seller.

                          (iii)  If,  at the  time  any  written  request  for
registration is received by the Company pursuant to Section 10.1(a)(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account, such written request shall be deemed to have been given pursuant to Section 10.1(a) (ii) rather than Section 10.1(a)(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by
Section 10.1(a)(ii).

                          (iv) The Company will include for  registration  all
of the Registrable Securities in the Company's pending registration statement filed with the Commission on Form SB-2. The Company will use its best efforts to keep such registration statement current until the later of the
Convertible Note being fully paid or sale by the Subscriber of the Registrable Securities without restriction on further resale.

            10.2. Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the Act, the Company will, as expeditiously as possible:

                   (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided):

                   (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

                   (c) furnish to the Seller, and to each underwriter if any, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

                   (d) use its best efforts to register or qualify the Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller or, in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                   (e)  list  the  Registrable   Securities  covered  by  such
registration statement with any securities exchange on which the Registrable Securities of the Company is then listed;

                   (f) immediately notify the Seller and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                   (g)  make  available  for  inspection  by the  Seller,  any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                   (h) at the request of the Holder, provided a demand for registration has been made pursuant to Section 10.1(a) (i) or a request for registration has been made pursuant to Section 10.1(a) (ii), the shares issuable upon the conversion of the unpaid note will be included in a registration statement filed pursuant to this Section 10.

                    In the event of a firm commitment underwritten public offering in which the Registrable Securities are so included, the Company will use its best efforts to insure that any lockup, if any, requested by the managing underwriter of such Registrable Securities, not exceed 120 days after the effective date thereof.

                    In connection with each registration hereunder, the Seller will furnish to the Company in writing such information with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to this
Section 10 covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

            10.3. Expenses. All expense's incurred by the Company in complying with Section 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses". The Seller shall pay the fees of its own counsel, if any.

            The Company will pay all Registration Expenses in connection with each registration statement under Section 10. All Selling Expenses in connection with each registration statement under Section 10 shall be borne by the Seller in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all sellers thereunder may agree.

            10.4. Indemnification and Contribution.

                    (a) In the event of a registration of any Registrable Securities under the Act pursuant to Section 10, the Company will indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, the underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

                    (b) In the event of a registration of any of the Registrable Securities under the Act pursuant to Section 10, the Seller will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Act pursuant to
Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by the Seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the gross proceeds received by the Seller from the sale of Registrable Securities covered by such registration statement.

                   (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10.4(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.4(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.4(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                   (d) In order to provide for just and equitable contribution in the event of joint liability under the Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 10.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.4 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of the

Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 10.4; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (A) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

            11. (a) For a period of 120 days from the Closing Date, the Company will not issue any equity, or convertible debt or other securities or conduct any public or private offering (other than to proceed with the current Form SB-2 registration statement) without the consent of the Subscriber, which shall not be unreasonably withheld.

                   (b) Right of First Refusal. Subject to the provisions of Section 11(a) hereof, and in any event, until six months from the Closing Date and for so long as any principal or interest of the Note are outstanding, the Subscriber shall be given not less than ten (10) business days prior written notice of any proposed sale by the Company of its common stock or other securities in offerings made pursuant to the provisions of Regulation D or Regulation S under the Act, or any other exemption from registration, whether state or federal. The Subscriber shall have the right during the ten (10) business days following the notice to purchase an amount of securities in the same proportion as being purchased in the aggregate offering to which this Subscription Agreement relates, of those securities proposed to be issued and sold, in accordance with the terms and conditions set forth in the notice of sale, provided that, in the case of securities offered pursuant to Regulation D, the Subscriber may purchase such securities pursuant to Regulation S if it is then not a U.S. Person, and such regulation is then available to the Company. In the event such terms and conditions are modified during the notice period, the Subscriber shall be given prompt notice of such modification and shall have the right during the original notice period or for a period of ten (10) business days following the notice of modification, whichever is longer, to exercise such right.

                   (c) Right of Participation. The Subscriber shall be given not less than thirty (30) days' prior written notice of any proposed public offering by the Company of its common stock. The Subscriber shall have the right during such thirty (30) day period to irrevocably subscribe for up to that percentage of the total number of Shares being offered by the Company in such public offering as equals the percentage obtained by dividing by the number of the Company Shares owned by the Subscriber immediately prior to such public offering together with such Common Shares issuable upon conversion of the Note, by the number of shares of the Company's outstanding common stock immediately prior to such public offering. This right of participation shall expire six months from the Closing Date, with respect to any public offering by the Company that has not commenced prior to such date.

            12.          Miscellaneous.

                   (a) Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the day telecopied (with copy mailed by regular, certified or registered mail, or overnight courier) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section: (i) if to the Company, to Sims Communications, Inc., 3333 South Congress Avenue, Suite 401, Delray Beach, Florida 33445, Attn: Melvin Leiner, President, telecopier number (561) 265-3601; and (ii) if to the Subscriber, to the name, address and telecopy number set forth on the first page hereof.

                   (b) Entire Agreement; Assignment. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

                   (c)  Execution.   This   Agreement   may  be   executed  by
facsimile transmission,  followed by delivery of an executed original copy.

                   (d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the United States of America and the State of Delaware. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Delaware or in the federal courts located in the state of Delaware. Both parties agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.

            Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                    Very truly yours,

                                    SIMS COMMUNICATIONS, INC.

                                    By:  /s/ Melvin Leiner, President and CEO

                                    Dated:  October 22, 1997


Accepted:

AUSTOST ANSTALT SCHAAN

By:  /s/

Dated as of October 22, 1997

                                  EXHIBIT B

                                 U.S. PERSON

1.    "U.S. Person" means:

            (i)   Any natural person resident in the United States;

            (ii)  Any     partnership    or    corporation     organized    or
incorporated under the laws of the United States;

            (iii) Any estate of which any executor or administrator is a U.S. person;

            (iv)  Any trust of which any trustee is a U.S. person;

            (v) Any agency or branch of a foreign entity located in the United States;

            (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

            (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

            (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

2. Notwithstanding paragraph 1 of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

3.    Notwithstanding    paragraph    1,   any    estate    of    which    any
professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

            (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

            (ii)  The estate is governed by a foreign law.

4. Notwithstanding paragraph 1, any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

5. Notwithstanding paragraph 1, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

6. Notwithstanding paragraph 1, any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

            (i)   The agency or branch  operates for valid  business  reasons;
and

            (ii)  The  agency  or  branch  is  engaged  in  the   business  of
insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

7. The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."